                                                                   EXHIBIT 10.12

                                [GRAPHIC OMITTED]

                     FLEXIBLE PERQUISITE PROGRAM GUIDELINES

UPDATED:  JANUARY 1, 2000
REVISED:  OCTOBER, 1996



                                TABLE OF CONTENTS
                                -----------------

CONTACT LIST.................................................................5

FLEXIBLE PERQUISITE PROGRAM GUIDELINES.......................................6

   OBJECTIVE.................................................................6

OVERVIEW.....................................................................7

   CORE PERQUISITES..........................................................7
   ADDITIONAL FLEXIBLE PERQUISITES...........................................7
   SPECIAL BENEFITS..........................................................8
   TAX IMPLICATION...........................................................8
   EFFECTIVE DATE OF PROGRAM.................................................8
   ELIGIBILITY...............................................................8
   ELIGIBILITY AFTER JANUARY 1 OF PROGRAM YEAR...............................9
   ELIGIBILITY CHANGES.......................................................9
      JOB LEVEL ASSIGNMENT...................................................9
      DISABILITY............................................................10
      RETIREMENT............................................................10
      DEATH.................................................................10
      TERMINATION FOR OTHER REASONS.........................................11
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................11
   FLEXIBLE PERQUISITE ALLOWANCE............................................12
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................12

CORE PERQUISITES............................................................13

   COMPANY CAR..............................................................13
      SELECTION OF CAR......................................................13
      MAINTENANCE...........................................................13
      INSURANCE.............................................................13
      RETENTION.............................................................13
   COMPANY-CAR UPGRADE......................................................14
      UPGRADE APPROVAL......................................................14
      COMPANY-CAR TAX IMPLICATION...........................................15
      ANNUAL-LEASE VALUE IMPUTATION.........................................15
      COMPANY-CAR UPGRADE IMPUTATION........................................16
      CHANGE IN JOB LEVEL...................................................16
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................16
   EXECUTIVE MEDICAL/DENTAL.................................................17
      TAX IMPLICATION.......................................................17
      ENROLLMENT............................................................17
      ELIGIBLE DEPENDENTS...................................................17
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................17
   BUSINESS TRAVEL ACCIDENT INSURANCE.......................................18
      TAX IMPLICATION.......................................................18
      ENROLLMENT............................................................18
      BENEFICIARY...........................................................18
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................18




   EXECUTIVE LIFE INSURANCE.................................................20
      ENROLLMENT/CANCELLATION...............................................20
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................21
   EXECUTIVE PERSONAL AUTO INSURANCE      ..................................23
      ELIGIBLE DEPENDENTS...................................................23
      ENROLLMENT/CANCELLATION...............................................24
      IMPUTED INCOME........................................................24
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................24
   EXECUTIVE EXCESS LIABILITY INSURANCE.....................................25
      ENROLLMENT/CANCELLATION...............................................26
      COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION................27
CLUB INITIATION FEES........................................................28

DISCLOSURE..................................................................28


The Program described in this booklet does not create or give any contractual rights to any employee nor is it evidence of any contract or covenant of employment. Nabisco reserves the right to modify, revoke, suspend or change any program or service that is described. This booklet is the property of Nabisco and may not be reproduced or distributed outside the Company without the permission of the Executive Vice President and Chief Personnel Officer.

                          NABISCO, INC. -- CONTACT LIST
                          -----------------------------

                             EXECUTIVE COMPENSATION
                             ----------------------
     MICHELLE PEDULLA                                     SUSAN REUTER
     (973) 503-3094                                       (973) 503-3881

                             Nabisco, Inc.
                             100 DeForest Avenue
                             East Hanover, NJ  07936
                             Fax: (973) 503-3223

PLEASE NOTE: ALL ENROLLMENT AND CANCELLATION FORMS SHOULD BE MAILED DIRECTLY TO
                               MICHELLE PEDULLA.

--------------------------------------------------------------------------------

                                     MEDICAL
                                     -------

                              MARY MAYERL
                              Executive Claim
                              Aetna Life & Casualty
                              P.O. Box 31450
                              Tampa, FL  33631-3450
                              (813) 775-0138

--------------------------------------------------------------------------------

                                     DENTAL
                                     ------

              DON HICKEY                                     WENDY GUILLERMAIN
              (973) 285-4086                                 (973) 285-4207

                               Delta Dental
                               1639 Route 10
                               Parsippany, NJ  07054

--------------------------------------------------------------------------------

                                      FLEET
                                      -----

              BILL KIDDLE                                   ALICE GREENE
              (973) 503-2767                                (973) 503-2773

                               Nabisco, Inc.
                               100 DeForest Avenue
                               East Hanover, NJ 07936

--------------------------------------------------------------------------------

                                 RISK MANAGEMENT
                                 ---------------

                              PAMELA PLAZA
                              Nabisco, Inc.
                              7 Campus Drive
                              Parsippany, NJ 07054
                              (973) 682-7310

                     FLEXIBLE PERQUISITE PROGRAM GUIDELINES
                     --------------------------------------

OBJECTIVE

The Flexible Perquisite Program has been designed to offer executive perquisites which consider executives' personal needs by providing "choice" in selecting perquisites and perquisite providers. The Program enables executives to avail themselves of those perquisites most suitable to his/her individual needs utilizing a flexible perquisite allowance. The Program is based upon the results of a competitive total compensation analysis and will be reviewed annually to ensure its continued competitiveness.

                                    OVERVIEW
                                    --------

The Flexible Perquisite Program allows eligible executives to make independent decisions, which provide them with lifestyle-sensitive enhancements.

--------------------------------------------------------------------------------

This Program consists of a Flexible Perquisite Allowance and Core Perquisites, as follows:

-    FLEXIBLE PERQUISITE ALLOWANCE

     A flexible perquisite allowance will be granted based on the executive's Job Level at the beginning of each Program year. The perquisite allowance will be paid to the executive in four quarterly payments. At the end of each quarter, a payment less appropriate taxes will be issued, via direct deposit or check, whichever is applicable.

     An executive, who is actively employed by the Company, will have an opportunity to participate in the Nabisco Deferred Compensation Plan and defer up to 100% of his/her allowance. However, no deferral election shall reduce his/her compensation below the amount necessary to satisfy applicable employment taxes (e.g., FICA/Medicare), Company-sponsored insurance and/or Company-car upgrade amounts purchased under the Flexible Perquisite Program.

CORE PERQUISITES

               -    Company car
               -    Executive Medical/Dental Insurance
               -    Business Travel Accident Insurance
               -    Club initiation fee

ADDITIONAL FLEXIBLE PERQUISITES

     An executive may purchase Company-sponsored Insurance programs and Individual Selection, as follows:

          -    Company-car upgrade

          -    Company-Sponsored Insurance:

                    >>   EXECUTIVE LIFE INSURANCE
                    >>   EXECUTIVE PERSONAL AUTO INSURANCE
                    >>   EXECUTIVE EXCESS LIABILITY INSURANCE

SPECIAL BENEFITS

     Upon eligibility to the Flexible Perquisite Program, an executive will also receive the following special benefits:

          -    First Class Travel
          -    Reserved Parking Space
          -    Corporate Executive Credit Card

TAX IMPLICATION

- FLEXIBLE PERQUISITES: The flexible perquisite allowance is taxable and Federal tax will be withheld at the rate of 28 minimum rate.

- CORE PERQUISITES: Business Travel Accident Insurance is non-taxable to the executive. The entire Annual Lease Value (ALV) of an executive's Company car is taxable income and imputed to his/her income each pay period during the Program year. Such amount will be reduced based on the ratio of business to personal miles in December of the Program year (refer to Company car section for further details).

- ADDITIONAL PERQUISITES: An executive's income will be imputed based on the value of insurance benefit(s) purchased, i.e., life insurance, personal auto insurance and excess liability premiums in December of the Program year. The Company-car upgrade imputation will occur each pay period during the Program year (refer to Company car section for further details).

EFFECTIVE DATE OF PROGRAM

January 1, 1991

PROGRAM YEAR

January 1 - December 31

ELIGIBILITY

Participation in the Flexible Perquisite Program is limited to executives whose Job Levels are included in the Executive Salary Structure. Each executive's flexible perquisite allowance is determined by his/her Job Level within the Executive Salary Structure.

ELIGIBILITY AFTER JANUARY 1 OF PROGRAM YEAR

If eligibility occurs after January 1 of a Program year, the executive will be eligible for Core Perquisites and a prorata perquisite allowance for his/her Job Level.

ELIGIBILITY CHANGES

JOB LEVEL ASSIGNMENT

If an executive is PROMOTED TO A HIGHER JOB LEVEL, the adjusted perquisite allowance balance will be based on the prorata allowance variance between the allowance designated for the CURRENT JOB LEVEL and the NEW JOB LEVEL. Such amount will be ADDED to the current balance. The proration will be effective as of the date of promotion.

Example:

On January 1, a Grade D executive is granted a $25,000 flexible perquisite allowance. The executive utilizes $10,000 between January 1 and June 30. On July 1, the executive is promoted to Grade C and is entitled to a flexible allowance of $32,500. The difference between the two Job Levels is $7,500. This variance is prorated based on the number of months in the new Job Level during the Program year, namely, six (6) months and is equal to $3,750.

Therefore, the executive has an adjusted allowance balance on July 1 of $18,750, as follows:



                                                        ALLOWANCES

      Job Level D-January 1 Allowance                     $25,000
      January 1-June 30 Allowance Used                    (10,000)
                                                         --------
      Balance                                              15,000
      Promotion to Job Level C                              3,750  prorata
                                                            -----
      July 1 Adjusted Allowance Balance                   $18,750


If an executive is ASSIGNED TO A LOWER-GRADED JOB LEVEL THAT IS STILL ELIGIBLE FOR THE PROGRAM, the executive will maintain the flexible perquisite allowance granted on January 1 for the balance of the Program year, as well as Core Perquisites. The allowance will then be adjusted for the appropriate level commencing the following January 1.

If an executive REQUESTS A TRANSFER TO A LOWER-GRADED JOB LEVEL THAT IS STILL ELIGIBLE FOR THE PROGRAM, the adjusted allowance balance will be based on the prorata allowance variance between the allowance designated for the CURRENT JOB LEVEL and the NEW JOB LEVEL. Such amount will be SUBTRACTED from the current balance (the resultant minimum allowance balance is zero). The proration will be effective as of the date of event. If the executive REQUESTS A TRANSFER TO A LOWER-GRADED JOB LEVEL THAT IS NO LONGER ELIGIBLE FOR THE PROGRAM, the remaining flexible perquisite allowance and Core Perquisites will cease immediately. However, the executive may purchase his Company car.

If an executive is ASSIGNED TO A JOB LEVEL THAT IS NO LONGER ELIGIBLE FOR THE PROGRAM, the executive will remain in the Program for six (6) months or the remainder of the Program year, whichever is longer. If participation extends into the next Program year, the flexible perquisite allowance granted in the year of loss of eligibility will be "frozen" and prorated. Core Perquisites will be retained. The executive will be paid the prorated perquisite allowance on the next scheduled quarterly payout, via direct deposit or check, whichever is applicable. Federal Income Tax will be withheld at the 28% minimum rate.

DISABILITY

If an executive is placed on SHORT-TERM DISABILITY (STD), the executive will remain in the Program during such period.

If an executive is placed on LONG-TERM DISABILITY (LTD), the executive will continue in the Program. However, the executive's status as an eligible participant will be reviewed annually. The flexible perquisite allowance granted in the year LTD begins will be "frozen" and no new leased-Company car may be selected.

RETIREMENT

If an executive RETIRES, all benefits of the Program will cease immediately, except for Personal Auto Insurance and Excess Liability Insurance which may be continued for three (3) months. Effective with the executive's retirement date, the allowance granted on January 1 of the Program year will be prorated based on the executive's active service in such year. The executive will be paid, via direct deposit or check, whichever is applicable, the prorated perquisite allowance on the next scheduled quarterly payout. Federal Income Tax will be withheld at the 28% minimum rate.

DEATH

If the executive DIES, all benefits of the Program will cease three (3) calendar months from the month death occurs. The flexible perquisite allowance granted on January 1 of the Program year will be prorated based on the executive's active service in such Program year plus three (3) additional calendar months after the month of death. Any allowance used year-to-date will be deducted from such adjusted flexible perquisite allowance. If the three-month period extends into the next Program year, the flexible perquisite allowance granted in the year of death will be "frozen" and prorated. At the end of the three-month period, a check representing the unused flexible perquisite allowance balance, if any, will be issued to the executive's spouse. If the executive does not have a spouse, a check will be issued to the executive's beneficiary under SELECT Core Life Insurance.

The title of the Company car will be transferred to the executive's spouse at no cost. If the executive does not have a spouse, the executive's beneficiary under SELECT Core Life Insurance will have this vehicle transfer option.

TERMINATION FOR OTHER REASONS

If the executive VOLUNTARILY RESIGNS or is TERMINATED FOR CAUSE, all benefits of the Program will cease as of the resignation/termination date. The executive WILL NOT have the option to purchase the Company car.

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If an executive is involuntarily terminated without cause and placed on severance under the terms of an Employment Agreement or the Salary & Benefits Continuation Program, the executive shall continue to receive benefits under the Flexible Perquisite Program for the period of such severance, except for Business Travel Accident Insurance. The perquisite allowance will be "frozen" based on the executive's current job level at the time the executive begins Compensation Continuance/Salary & Benefits Continuation. Except as noted below, the executive shall have an opportunity to purchase his/her Company car at the Company determined price.

However, in the event of an involuntary termination without cause during the two-year period beginning on a Change of Control, as defined by the Company, ownership of the Company car assigned to the executive immediately prior to such involuntary termination without cause shall be transferred to the executive within 15 business days from the end of the Compensation Continuance/Salary & Benefits Continuation period. At the time of such automobile transfer, the Company shall pay to the executive such amount in cash that, after payment of all applicable federal, state and local taxes thereon, computed at the maximum marginal rates, is equal to all such taxes, so computed imposed in connection with such transfer.

FLEXIBLE PERQUISITE ALLOWANCE

A flexible perquisite allowance will be granted annually based on the executive's Job Level at the beginning of each Program year. A prorata adjustment to such allowance will be made upon promotion to a higher Job Level during the Program year. The executive may purchase Company-sponsored Insurance(s) and a Company-car upgrade.

An executive, who is actively employed by the Company, will have an opportunity to participate in the Nabisco Deferred Compensation Plan and defer up to 100% of his/her perquisite allowance each Program year. However, no deferral election shall reduce his/her compensation below the amount necessary to satisfy applicable employment taxes (e.g., FICA/Medicare), Company-sponsored insurance and/or Company-car upgrade amounts purchased under the Flexible Perquisite Program.

Enrollment will occur in November prior to each Program year. For additional details, please refer to the Nabisco Deferred Compensation Plan Booklet or contact Executive Compensation (see Contact List located in Appendix).

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If an executive is placed on Compensation Continuance/Salary & Benefit Continuance, the flexible perquisite allowance will be "frozen", based on the executive's current job level at the time the executive begins Compensation Continuance/Salary & Benefit Continuation. Such flexible perquisite allowance will continue until the end of Compensation Continuance/Salary & Benefit Continuation.

                                CORE PERQUISITES
                                ----------------

COMPANY CAR

SELECTION OF CAR

Each executive may select a Company car of his/her choice subject to the following limitations. The cost to the Company shall not exceed the allowable Fair-Market Value (FMV) amount determined by Management. The maximum allowable FMV will increase incrementally by Job Level. For the purpose of this Program, only new cars may be selected by the executive.

An executive who wishes to obtain a car should contact the Fleet Department (see Contact List located in the Appendix) who will provide additional information.

MAINTENANCE

Receipts covering fuel, oil, tires and other normal maintenance costs of the vehicle (including car washes) are reimbursable when submitted on approved expense reports.

INSURANCE

Company car insurance is administered by Risk Management. Therefore, the executive is not required to obtain auto insurance.

RETENTION

Company car will be retained for 50-months or 60,000 miles, whichever occurs first. The executive may purchase his/her Company car at the end of the 50-month lease period or prior to the end of the 50-month lease period due to 60,000 miles, involuntary termination without cause, overseas assignment or Long-Term Disability.

If the executive dies, the title of the car will be transferred to the beneficiary at no cost to the beneficiary. For tax purposes, the executive's income will be grossed up by the amount of the FMV of the car at the time of transfer. Upon a domestic relocation, the executive will retain his/her Company car at the new location.

COMPANY-CAR UPGRADE

An executive may select a Company car with a higher FMV than his/her maximum allowable FMV. However, the DIFFERENCE BETWEEN THE ALLOWABLE ANNUAL LEASE VALUE
(ALV) AND THE ACTUAL ALV WILL BE DEDUCTED FROM THE EXECUTIVE'S ALLOWANCE at the beginning of each Program year during the 50-month lease period or 60,000 miles, whichever occurs first, and will be prorated for partial-year leases, i.e. lease inception/termination, whichever occurs first.

The executive may use all of his/her available perquisite allowance in addition to his/her FMV level amount (ALV) to lease a car.

Example:

The executive is entitled to a Company car with a FMV of $29,999 for which the ALV is $7,750. The executive advises the Fleet Department of the car the executive wants to lease. The Fleet Department is able to obtain the car for $31,999 (excludes tax, title, and registration fee). The ALV is $8,250. Therefore, $500 allowance will be deducted from the executive's account at the beginning of each Program year during the 50-month lease period or 60,000 miles, whichever occurs first. If the lease begins or expires during the Program year, the cost will be prorated. This is based on the ALV Table variance of the maximum FMV versus the upgraded FMV (See IRS Annual Lease Value table located in the Appendix), as follows:



                                                      Allowance
                          FMV           ALV TABLE     REQUIRED
                          ---           ---------     --------
       Company car       $29,999         $7,750
       Upgrade           $31,999         $8,250         $500


UPGRADE APPROVAL

If an executive wishes to upgrade the FMV of his/her Company car, prior approval by Executive Compensation is required to determine available perquisite allowance dollars in such year. If the Company car the executive has selected exceeds the executive's maximum allowable FMV, the FLEET DEPARTMENT SHOULD:

1.   Contact Executive Compensation to obtain verbal approval.
2. Complete their portion of the "Company-car Upgrade" form (FP-8) and send it to Executive Compensation.

COMPANY-CAR TAX IMPLICATION

ANNUAL-LEASE VALUE IMPUTATION

If the Company car is driven solely for personal use during the 12-month period ending October 31 of each year, the entire ALV will be taxable income. If it is used partially for business purposes, the taxable amount will be reduced by the percentage of the car's substantiated business mileage versus total mileage during that period. IRS regulations require imputation of a fuel charge for all personal usage. The present fuel charge imputation is 5.5 cents per mile for personal use.

Commuting between the executive's home and regular office is considered a personal trip, not business. As of October 31 of each year, each executive will receive a Business/Personal Mileage Statement and will be responsible for providing the percentage of personal versus business mileage. Therefore, it is required that the executive maintain a log of miles driven for business/personal usage.

BUSINESS USAGE of personal cars is not reimbursable on a Company expense report, except in an extraordinary situation. (See "Maintenance").

EXAMPLE OF THE BUSINESS/PERSONAL USAGE CALCULATION:

Period:  November 1 through October 31



                                                     APPROVED              ACTUAL                   # MONTHS
                                                     --------              ------                   --------

Fair-Market Value:                                   $29,999               $31,999                     12
Annual Lease Value:                                  $ 7,750               $ 8,250
          Taxable Income:   $ 7,750                       Taxable Income equals the lesser of the approved or actual ALV.
COMPANY-CAR BUSINESS/PERSONAL MILE USAGES

Personal miles driven 11/1 through 10/31:            12,000
Business miles driven 11/1 through 10/31:             3,000
                                                      -----
Total Miles:                                         15,000
Personal miles as a percent of total miles:            80.0%   12,000 personal miles divided by               15,000 total miles
Annual Taxable Income:                            $6,200.00    $7,750 ALV times                                 80.0%
Personal miles driven times 5.5 cents per mile:     $660.00    12,000 personal miles times 5.5 cents
                                                   --------
Imputed Income:                                   $6,860.00
Less Payroll YTD Offset:                         ($7,104.17)    [AS OF 11/30]
                                                -----------
Total Actual Imputed Income:                       ($244.17)     imputed imputed over 12/15 and 12/30 payroll periods. i.e.,
                                                                ($122.08) per payroll


COMPANY-CAR UPGRADE IMPUTATION

An executive's income will be imputed for the Company-car upgrade during the Program year, if applicable.

CHANGE IN JOB LEVEL

- PROMOTION - If an executive is promoted to a higher Job Level and has a Company-car upgrade, the upgrade cost will be recalculated based on the allowance for the new Job Level.

- DEMOTION - If an executive's Job Level is reduced at the Company's request and the executive is still eligible for participation in the Program, the executive may retain the use of the CURRENT Company car through the end of the lease period or 60,000 miles, whichever occurs first. A new car may then be selected based on the allowable FMV of the executive's new Job Level.

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If an executive is involuntarily terminated without cause and placed on severance under the terms of an Employment Agreement or the Salary & Benefit Continuation Program, the executive shall continue to receive benefits under the Flexible Perquisite Program for the period of such severance, except for Business Travel Accident Insurance. Except as noted below, the executive shall have an opportunity to purchase his/her Company car at the Company determined price. If a lease expires prior to the completion of Compensation Continuance/Salary & Benefit Continuation, the current lease will be extended. However, effective on that date, the imputed income will be based on the then current FMV of the leased-Company car versus the original lease cost of the car. A new car or lease will not be provided during this period.

However, in the event of an involuntary termination without cause during the two-year period beginning on a Change of Control, as defined by the Company, ownership of the Company car assigned to the executive immediately prior to such involuntary termination without cause shall be transferred to the executive within 15 business days from the end of the Compensation Continuance/Salary & Benefits Continuation period. At the time of such automobile transfer, the Company shall pay to the executive such amount in cash that, after payment of all applicable federal, state and local taxes thereon, computed at the maximum marginal rates, is equal to all such taxes, so computed imposed in connection with such transfer.

                                CORE PERQUISITES
                                ----------------

EXECUTIVE MEDICAL/DENTAL

The executive is reimbursed for any eligible medical and/or dental expenses which the executive or eligible dependents incur. There is no lifetime maximum eligible for medical and dental expenses. Eligible expenditures are medical and dental expenses, as covered by Section 213 of the Internal Revenue Code.

TAX IMPLICATION

The benefit is non-taxable.

ENROLLMENT

Executives will automatically be enrolled in Executive Medical and Dental Plan. The executive is not eligible to participate in the Health Care Spending Account.

Executives should submit all medical and/or dental bills to the insurance carrier (see Contact List located in the Appendix).

ELIGIBLE DEPENDENTS

- executive's spouse (including a legally separated but not a divorced spouse) and
- unmarried children, stepchildren, or legally adopted children who reside with the executive and rely on the executive for support and who are:
   -  UNDER AGE 19 or
   - OVER AGE 18 BUT YOUNGER THAN AGE 25 and registered as FULL-TIME STUDENT in an accredited secondary school, college, university or school of nursing.

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If an executive is placed on Compensation Continuance/Salary & Benefit Continuation, the executive may retain the Executive Medical and Dental benefit during such period, even if the executive becomes employed by a new employer.

If the executive commences employment with another employer during Compensation Continuance/Salary & Benefit Continuation, the coordination of benefits provisions of the new employer's plan and the executive's medical and dental plan will determine which plan provides primary coverage and which is secondary. Benefits will be payable under the Executive Medical and Dental Plan only after expenses have been considered by the new employer's plan.

                                CORE PERQUISITES
                                ----------------

BUSINESS TRAVEL ACCIDENT INSURANCE

The amount of special Business Travel Accident Insurance in the event of death occurring while on Company business is equal to 2.5 TIMES CURRENT BASE SALARY UP TO A LIMIT OF $1.5 MILLION. This coverage is in addition to the basic coverage provided under the executive's Company-sponsored benefit program.

TAX IMPLICATION

This benefit is non-taxable.

ENROLLMENT

Executives will automatically be enrolled.

BENEFICIARY

This benefit will be paid to the beneficiary designated for SELECT Core Life Insurance. If an executive wishes to designate a different beneficiary for Business Travel Accident Insurance, a beneficiary form may be obtained from Executive Compensation (see Contract list located in the Appendix).

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If the executive is placed on Compensation Continuance/Salary & Benefit Continuation, this coverage will no longer be applicable as it is contingent on death while on Company business. Generally, individuals will not be asked to travel on Company business during Compensation Continuance/Salary & Benefit Continuation. Activities in search of new employment are not considered to be "on Company business".

If you have any questions, please contact Risk Management (see Contact List located in the Appendix).

                         ADDITIONAL FLEXIBLE PERQUISITE
                         ------------------------------

COMPANY-SPONSORED INSURANCE

There are three (3) Company-sponsored Insurance available for selection, as follows:

- Executive Life Insurance
- Executive Personal Auto Insurance
- Executive Excess Liability Insurance

Enrollment will be effective January 1 of the Program year or on the date the executive specifies on the enrollment form, except for life insurance coverage. If an executive selects life insurance after January 1, evidence of insurability may be required by the insurance carrier.

Upon enrollment, allowance representing the year's premium (full year or prorata) will be deducted from the executive's flexible perquisite allowance. An allowance adjustment will be made if the executive cancels such perquisite or if there is a change in the amount of coverage.

Imputation of income will occur at year end. The amount imputed will equal the allowance used.

EXECUTIVE LIFE INSURANCE

An executive may select Executive Life Insurance for two (2) times current base salary. The executive's coverage is a universal life insurance plan provided by Paragon Life Insurance Company up to a certain maximum and depending on certain underwriting requirements.

ENROLLMENT/CANCELLATION

INITIAL ENROLLMENT - Upon employment or promotion to a Job Level eligible for the Perquisite Program, the executive will receive a complete enrollment package from Paragon. The enrollment package describes the Paragon program in detail.

ANNUAL RE-ENROLLMENT - Annually, executives with less than the maximum amount of Paragon Insurance will receive a form asking if they want to increase coverage or enroll in the Paragon program. If the executive does not want to make any changes, no action is required. If the executive does want a change, the form should be completed and sent to Executive Compensation. This is the annual opportunity to apply for or increase coverage. Executives can decrease coverage at any time.

Upon enrollment, the allowance representing the year's premium will be deducted from the executive's flexible perquisite allowance. If there is a change in the executive's base salary during the Program year, the insurance coverage will change and an allowance adjustment will be effected. Policy coverage is determined on executive's date of birth. An allowance adjustment will be made at that time in the year.

If the executive requests cancellation and/or decrease coverage of this insurance during the Program year, the executive must submit a Change Form to Executive Compensation who will forward to Paragon Life Insurance Company. An allowance adjustment will be effected the first of the month following notice of cancellation and/or decrease of coverage.

The executive's income will be imputed at year end for the months coverage is in effect.

A Service Request Form must be completed and mailed directly to Paragon Life Insurance for purposes of changing a beneficiary, address change notification, transfer of ownership, etc.

NOTE: IF AN EXECUTIVE, WHO HAS PREVIOUSLY ASSIGNED SUCH BENEFIT, HAS THE OPPORTUNITY TO CONTINUE OR CHANGE SUCH BENEFIT, IT IS THE ASSIGNEE WHO MUST MAKE THE CHOICE EVEN IF THE CHOICE IS "NO CHANGE."

THE ASSIGNEE MUST EXECUTE THE ENROLLMENT/BENEFICIARY AND CANCELLATION FORMS IF SUCH INSURANCE HAS BEEN ASSIGNED.

CALCULATION

The monthly premium calculation is based on the executive's base salary times a salary factor of two (2) times the Internal Revenue Code (IRC) Section 79 Monthly Income Factor Table I Rate "X" per $1,000 of insurance (see appendix for Table I). A change in coverage may only occur on the first of the month.

The age-related premium is based on when the executive's birth date falls during the year.

Example: The executive's base salary on the January 1 enrollment date is $110,000 a year. The executive is 44 years old and will turn 45 and receives a salary increase to $130,000 on March 1. The following is an example of the Executive Life Insurance calculation:



                           IRC Monthly                                                 Monthly           Period 1
                          Income Factor                                               Premium            Premium
                          Table I (Age)               $                Period        Allowance          Allowance
                          -------------               -                ------        ---------          ---------
PERIOD 1                      $.17               $220,000            Jan 1-Feb 28        $37.40             74.80

PERIOD 2                      $.29               $260,000            Mar 1-Dec 31        $75.40           $754.00


COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If the executive is placed on Compensation Continuance/Salary & Benefit Continuation, the executive may retain the Executive Life Insurance benefit during such period. The Executive Life Insurance benefit calculation will be based on the executive's last base salary prior to the commencement of Compensation Continuance/Salary and Benefits Compensation. Since Paragon insurance is portable, the executive can maintain his/her Paragon policy after termination of employment. Paragon will bill the executive directly after termination.

TO DETERMINE WHAT, IF ANY, COVERAGE IS TERMINATED UNDER THIS PROGRAM BECAUSE OF COVERAGE BY A NEW EMPLOYER, THE TOTAL AMOUNT OF LIFE INSURANCE PROVIDED BY THE NEW EMPLOYER ON A NON-CONTRIBUTORY BASIS IS COMPARED TO THE AMOUNT PROVIDED UNDER THE EXECUTIVE LIFE INSURANCE PROGRAM. ANY DUPLICATE COVERAGE WILL OFFSET DOLLAR FOR DOLLAR THE COVERAGE UNDER THE FLEXIBLE PERQUISITE PROGRAM.

SELECT CORE LIFE INSURANCE UNDER THE COMPANY-SPONSORED BENEFIT PROGRAM IS NOT INCLUDED IN THIS COMPARISON. ALTHOUGH IT IS NON-CONTRIBUTORY, IT WILL NOT BE CANCELED OR REDUCED DURING COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION. THE OFFSETS FOR LIFE INSURANCE WILL BE MADE ONCE WHEN THE EXECUTIVE COMMENCES EMPLOYMENT WITH A NEW EMPLOYER; NO ADJUSTMENTS WILL BE MADE FOR SALARY INCREASES IN THE NEW JOB.

All enrollment and cancellation forms should be submitted directly to Executive Compensation (see Contact List located in the Appendix).

                               FLEXIBLE PERQUISITE
                               -------------------

COMPANY-SPONSORED INSURANCE

EXECUTIVE PERSONAL AUTO INSURANCE  (Premium = $150 or $978 per vehicle annually)

Executive Personal Auto Insurance provides eligible executives with Automobile Liability and Physical Damage insurance on his/her personal automobiles. This coverage applies to vehicle(s) registered in the executive's name, in an eligible dependent's name or held jointly with an eligible dependent. Vehicle(s) may be driven by the executive and/or their eligible dependents.

ELIGIBLE DEPENDENTS

- executive's spouse (including a legally separated but not a divorced spouse) and
- unmarried children, stepchildren, or legally adopted children who reside with the executive and rely on the executive for support and who are:
   -  UNDER AGE 19 or
   - OVER AGE 18 BUT YOUNGER THAN AGE 25 and registered as FULL-TIME STUDENT in an accredited secondary school, college, university or school of nursing.

The Program provides a primary automobile liability insurance limit of $1,000,000 for Bodily Injury and Property Damage Liability. Additional coverage of up to $10,000,000 for Bodily Injury and Property Damage Liability is available under the Executive Excess Liability Insurance Program. Accordingly, a total limit of $11,000,000 bodily injury/property damage liability is available under the combined programs. The primary liability policy also includes:


                           Medical Payments          $  10,000
                           Uninsured Motorist         $250,000


The Physical Damage coverage includes Comprehensive (such as fire and theft) and Collision insurance. A comprehensive and/or collision deductible is $250 per occurrence.

If an executive gives VERBAL approval to a licensed driver who is a TEMPORARY VISITOR for OCCASIONAL use (1 or 2 times per year) of such a car, auto insurance coverage will continue to be effective on such insured car. Additionally, any household employee, including a Nanny or Au pair, is covered under the Executive Personal Auto Insurance Program, however, they must have a U.S. driver's license.

The Executive Personal Auto Insurance Program has a standard "business pursuits" clause which excludes coverage for any liability arising from business activity. Employment-related activity on behalf of the Company is covered under separate Company-maintained insurance coverages. Any non-Company related business activity should be covered by the executive under separate insurance placement.

ENROLLMENT/CANCELLATION

To enroll, an Executive Personal Auto Insurance Application form should be completed and sent to Executive Compensation (see Contact List located in the Appendix). Enrollment will be effective January 1 or the date the executive specifies on the Application form. Upon enrollment, the allowance representing the year's premium (full year or prorata) will be deducted. Deductions will be based on the FMV cost of such insurance Program, as determined by Risk Management in concert with Executive Compensation. Each executive may enroll up to three (3) personal cars under the Executive Personal Auto Insurance at the Company cost of the benefit. Additional automobiles may be insured, however, at the FMV of such insurance program.

If the executive requests cancellation of this insurance during the Program year, the executive must submit an Executive Personal Auto Insurance Cancellation form which provides written notification of cancellation to Executive Compensation. An allowance adjustment will be effected following Executive Compensation's receipt of such written notice of cancellation.

If the executive RETIRES, the executive may remain in the Personal Auto Insurance Program for three (3) months from such date unless the executive was on Salary & Benefit Continuation immediately prior to retirement. However, if the three (3) months of insurance coverage extends into the next Program year, a check for the full-year premium or prorata amount will be requested, and the variance between the FMV and the actual cost will be reported for tax purposes as additional income. Risk Management should be contacted to obtain such coverage (see Contact List located in the Appendix).

IMPUTED INCOME

The Company designated Personal Auto Insurance cost (full or prorata) will be deducted from the perquisite allowance.

The executive's income will be imputed based on the Personal Auto Insurance FMV of the benefit to the executive at year end. The variance will be prorated if the personal auto is not covered for a full year.

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If the executive is placed on Compensation Continuance/Salary & Benefit Continuation, the executive may retain the Executive Personal Auto Insurance benefit during such period. To the extent coverage is provided by a new employer, such employer-provided coverage will be considered primary and the Company coverage as excess. Specific coverage determination may be obtained from Risk Management. Questions should be directed to Risk Management (see Contact List located in the Appendix). However, all enrollment and cancellation forms should be submitted directly to Executive Compensation (see Contact List located in the Appendix).

                               FLEXIBLE PERQUISITE
                               -------------------

COMPANY-SPONSORED INSURANCE

EXECUTIVE EXCESS LIABILITY INSURANCE (Premium = $225 per $1,000,000 coverage annually)

Executive Excess Liability Insurance provides to each eligible executive Excess Liability Insurance coverage with a combined limit of $10,000,000 bodily injury and property damage liability for each occurrence/annual aggregate for personal and automobile liability. Eligible executives may purchase such insurance in increments of $1,000,000 up to a maximum limit of $10,000,000.

This insurance provides coverage above a limit of $1,000,000 bodily injury and property damage for automobile liability on personal automobiles that are eligible for coverage under the Executive Personal Auto Insurance Program. The combined programs provide a maximum coverage limit of $11,000,000 bodily injury/property damage for automobile liability insurance.

If an eligible executive does not elect Executive Automobile Insurance, the executive is still eligible for the $10,000,000 Excess Liability Insurance Coverage provided the EXECUTIVE MAINTAINS A MINIMUM LIMIT OF $1,000,000 UNDER THE EXECUTIVE'S OWN PRIMARY AUTO POLICY. Risk Management must be notified of such coverage on the enrollment form.

Each eligible executive SHOULD MAINTAIN A LIMIT OF AT LEAST $500,000 PERSONAL LIABILITY (BODILY INJURY/PROPERTY DAMAGE) UNDER HIS/HER PERSONAL HOMEOWNER OR TENANT LIABILITY INSURANCE POLICY. Executives employing domestics should maintain Workers' Compensation with statutory limits and Employer's Liability Coverage of $500,000 either under his/her homeowner or separate workers' compensation policy. If the executive does not carry the $500,000 limit under an insurance policy, the executive will be responsible for the first $500,000 in the event of an accident.

The Executive Excess Liability Insurance Program then provides an additional limit of $10,000,000 bodily injury/property damage for personal liability. Excess coverage is also provided within the $10,000,000 liability limit on pleasure-use watercraft, not more than 50 feet in length, subject to an underlying bodily injury and property damage liability insurance limit of $500,000 maintained by the covered executive.

The Executive Excess Liability Insurance Program has a standard "business pursuits" clause which excludes coverage for any liability arising from business activity. Employment-related activity on behalf of the Company is covered under separate Company-maintained insurance coverages. Any non-Company related business activity should be covered by the executive under separate insurance placement.


Boats:         No limits on number of boats. To be covered under Excess
               Liability insurance, the boat(s) must be covered under the executive's homeowner's policy or yacht insurance.

Snowmobiles:   No limit on the number of snowmobiles. However, they must be covered under homeowner's policy for at least the minimum
               personal liability limit of $500,000 (personal injury/property damage) in order to qualify for Excess Liability Insurance coverage.

Motorcycles:   Not covered.

Airplanes:     Not covered.

Jet Skis:      Not covered


ENROLLMENT/CANCELLATION

To enroll, an Executive Excess Liability Insurance Enrollment form should be completed and sent to Executive Compensation (see Contact List located in the Appendix). Enrollment will be effective January 1 of the Program year or the date the executive specifies on the Enrollment form. Upon enrollment, the allowance representing the year's premium (full year or prorata) will be deducted. Deductions will be based on the FMV cost of such insurance program, as determined by Risk Management. The executive's income will be imputed at year end.

If the executive requests cancellation of this insurance during the Program year, the executive must submit an Executive Excess Liability Insurance Cancellation form which provides written notification of cancellation to Executive Compensation. An allowance adjustment will be effected following Executive Compensation's receipt of such written notice of cancellation.

If the executive RETIRES, the executive may remain in the Excess Liability Insurance Program for three (3) months from such date unless the executive was on Salary & Benefit Continuation prior to retirement. However, if the three (3) months of insurance coverage extends into the next Program year, a check for the full-year premium or prorata amount will be requested. Risk Management should be contacted to obtain such coverage (see Contact List located in the Appendix).

COMPENSATION CONTINUANCE/SALARY & BENEFIT CONTINUATION

If the executive is placed on Compensation Continuance/Salary & Benefit Continuation, the executive may retain the Executive Excess Liability Insurance benefit during such period. To the extent coverage is provided by a new employer, such employer-provided coverage will be considered primary and the Company coverage as excess. Specific coverage determination will be obtained from Risk Management.

Questions should be directed to Risk Management (see Contact List located in the Appendix). However, all enrollment and cancellation forms should be submitted directly to Executive Compensation (see Contact List located in the Appendix).